UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on May 3, 2017. THE HERSHEY COMPANY HERSHEY THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810 Meeting Information Meeting Type: Annual Meeting For holders as of: March 6, 2017 Date: May 3, 2017 Time: 10:00 a.m. EDT Location: GIANT Center 550 West Hersheypark Drive Hershey, PA 17033 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain E20327-P85907-Z69291

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF 2017 ANNUAL MEETING AND PROXY STATEMENT 2016 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and an admission ticket to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E20328-P85907-Z69291

Voting Items The Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors Nominees: 01) P. M. Arway 07) M. D. Koken 02) J. P. Bilbrey 08) R. M. Malcolm 03) J. W. Brown 09) J. M. Mead 04) M. G. Buck 10) A. J. Palmer 05) C. A. Davis 11) T. J. Ridge 06) M. K. Haben 12) D. L. Shedlarz The Board of Directors recommends you vote FOR Proposals 2 and 3: 2. Ratify the appointment of Ernst & Young LLP as independent auditors for 2017. 3. Approve named executive officer compensation on a non-binding advisory basis. The Board of Directors recommends you vote for a frequency of 1 YEAR on Proposal 4: 4. The frequency of future advisory votes on named executive of?cer compensation. E20329-P85907-Z69291

Voting Items The Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors Nominees: 01) P. M. Arway 06) M. D. Koken 02) J. P. Bilbrey 07) J. M. Mead 03) J. W. Brown 08) A. J. Palmer 04) M. G. Buck 09) T. J. Ridge 05) C. A. Davis 10) D. L. Shedlarz The Board of Directors recommends you vote FOR Proposals 2 and 3: 2. Ratify the appointment of Ernst & Young LLP as independent auditors for 2017. 3. Approve named executive officer compensation on a non-binding advisory basis. The Board of Directors recommends you vote for a frequency of 1 YEAR on Proposal 4: 4. The frequency of future advisory votes on named executive officer compensation. E20330-P85907-Z69291

E20331-P85907-Z69291